                             FIRST AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                               FOR RICHARD TAPPEN


     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and Richard Tappen (the "Executive") agree as follows:

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Seventy-Nine Thousand Three Hundred and Forty-Two ($79,342) at age 65 if paid entirely from the Accrued Benefit Account or Forty-Seven Thousand Six Hundred and Five ($47,605) at age 65 if paid from the Retirement Income Trust Fund.

     Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

                 Plan Year                       Amount
                 ---------                       ------
                 1999                           $31,087
                 2000                            35,582
                 2001                            20,068
                 2002                            22,621
                 2003                            25,439
                 2004                            28,545
                 2005                            31,968
                 2006                            35,736
                 2007                            39,882
                 2008                            44,441
                 2009                            49,451
                 2010                            54,952
                 2011                            60,990
                 2012                            67,615
                 2013                            74,878
                 2014                            82,838
                 2015                            63,456

     IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.


ATTEST:                                   UNITED NATIONAL BANK:

/s/ Ralph L. Straw, Jr.                   By:  /s/  Donald W. Malwitz
-------------------------------              --------------------------------
Secretary                                          EVP & CFO
                                          -----------------------------------
                                          (Title)

ATTEST:                                   UNITED NATIONAL BANCORP

/s/ Ralph L. Straw, Jr.                   By:  /s/ Donald W. Malwitz
-------------------------------              --------------------------------
Secretary                                          VP & TREASURER
                                          -----------------------------------
                                          (Title)

WITNESS:                                  EXECUTIVE:


/s/  Ruth M. Ennis                        /s/  Richard G. Tappen
-------------------------------           -----------------------------------


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